Q2 ’15 Supplemental Information July 27, 2015

Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, earnings before interest and income taxes, adjusted earnings before interest and income taxes and non-GAAP diluted earnings per share to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non- GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables included in the second quarter 2015 earnings release. 2

Q2 ‘15 Financial Results Quarter over year ago period Q2FY15 Q2FY14 Revenue $240.9 million $281.0 million Gross Profit $56.6 million $33.8 million Non-GAAP Gross Profit $65.7 million $82.1 million Loss Before Interest and Income Taxes $(12.7) million $(44.0) million Adjusted Earnings Before Interest and Income Taxes $12.0 million $21.5 million Diluted loss per share $(0.19) $(0.93) Non-GAAP Diluted earnings per share $0.08 $0.26 3

$281.0 $300.8 $286.1 $238.6 $240.9 $0 $60 $120 $180 $240 $300 $360 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Revenue $ M il li o n s 4

Adjusted EBIT $ Mi ll io n s $21.5 $42.2 $17.6 $8.6 $12.0 $0 $10 $20 $30 $40 $50 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 5

Revenue by Segment (% of revenue) Mobile Consumer 59% Specialty Components 41% Q2 2015 Q2 2014 Mobile Consumer 55% Specialty Components 45% 6

Q3 ‘15 Projections (non-GAAP)* 7 Knowles Ex-Audience Q3FY15E Revenue $275 million - $295 million Gross Margin 30 percent - 32 percent Adjusted EBIT Margin 11 percent – 13 percent EPS (diluted) $0.25 - $0.33 Shares Outstanding (diluted) 86.5 million *Projections as of 7/27/15; The expected impact of Audience Q3 results are as follows: Revenue of approximately $10 million; non-GAAP gross margin of approximately 45 percent; adjusted EBIT loss of approximately $16 million; and non-GAAP loss per share of approximately $0.18 Q3 2015 GAAP results for the consolidated company are expected to include approximately $11 million in amortization of intangibles, $9 million in restructuring costs, $6 million in stock-based compensation, $4 million in production transfer related costs, $4 million of Audience-related acquisition costs, and related tax effects on these items. This does not include Audience purchase price accounting impacts which have not been finalized. Consolidated Company Q3FY15E Revenue $285 million - $305 million Gross Margin 30 percent - 32 percent Adjusted EBIT Margin 5 percent – 7 percent EPS (diluted) $0.07 - $0.15 Shares Outstanding (diluted) 89.8 million

Historical Segment Data

(in $ millions)

	Mobile Consumer Electronics				
	Quarter Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues	$ 132.3	$ 134.7	$ 170.9	$ 182.5	$ 166.7
Gross Profit	$ 18.1	$ 19.2	$ 22.2	$ 10.6	$ (4.8)
Stock-Based Compensation Expense	0.1	-	-	-	-
Fixed Asset and Related Inventory Charges	3.0	-	(1.0)	13.9	25.8
Restructuring Charges	0.2	0.1	0.6	1.5	13.5
Production Transfers Costs	1.6	2.4	2.9	5.4	2.4
Other	-	-	-	15.0	-
Non-GAAP Gross Profit	$ 23.0	$ 21.7	$ 24.7	$ 46.4	$ 36.9
Non-GAAP Gross Profit as % of Revenues	*17.4%*	*16.1%*	*14.5%*	*25.4%*	*22.1%*
Research and Development Expenses	$ 15.5	$ 12.8	$ 14.3	$ 14.1	$ 14.4
Stock-Based Compensation Expense	(0.2)	(0.1)	0.1	(0.2)	(0.1)
Non-GAAP Research and Development Expenses	$ 15.3	$ 12.7	$ 14.4	$ 13.9	$ 14.3
Non-GAAP Research and Development Expenses as % of Revenues	*11.6%*	*9.4%*	*8.4%*	*7.6%*	*8.6%*
Selling and Administrative Expenses	$ 17.9	$ 18.1	$ 17.7	$ 18.4	$ 23.8
Stock-Based Compensation Expense	(0.5)	(0.6)	(0.4)	(0.4)	(0.4)
Intangibles Amortization Expense	(7.1)	(7.2)	(7.7)	(7.7)	(8.0)
Production Transfers Costs	-	-	-	-	-
Other	-	-	-	-	-
Non-GAAP Selling and Administrative Expenses	$ 10.3	$ 10.3	$ 9.6	$ 10.3	$ 15.4
Non-GAAP Selling and Administrative Expenses as % of Revenues	*7.8%*	*7.6%*	*5.6%*	*5.6%*	*9.2%*
Operating Expenses	$ 33.5	$ 31.2	$ 32.7	$ 33.6	$ 42.8
Stock-Based Compensation Expense	(0.7)	(0.7)	(0.3)	(0.6)	(0.5)
Intangibles Amortization Expense	(7.1)	(7.2)	(7.7)	(7.7)	(8.0)
Restructuring Charges	(0.1)	(0.3)	(0.7)	(1.1)	(4.6)
Production Transfers Costs	-	-	-	-	-
Other	-	-	-	-	-
Non-GAAP Operating Expenses	$ 25.6	$ 23.0	$ 24.0	$ 24.2	$ 29.7
Non-GAAP Operating Expenses as % of Revenues	*19.3%*	*17.1%*	*14.0%*	*13.3%*	*17.8%*
Operating (Loss) Earnings	$ (15.4)	$ (12.0)	$ (10.5)	$ (23.0)	$ (47.6)
Other Expense (Income), net	(0.2)	-	1.7	(1.3)	(0.1)
(Loss) Earnings Before Interest and Income Taxes	(15.2)	(12.0)	(12.2)	(21.7)	(47.5)
Stock-Based Compensation Expense	0.8	0.7	0.3	0.6	0.5
Intangibles Amortization Expense	7.1	7.2	7.7	7.7	8.0
Fixed Asset and Related Inventory Charges	3.0	-	(1.0)	13.9	25.8
Restructuring Charges	0.3	0.4	1.3	2.6	18.1
Production Transfers Costs	1.6	2.4	2.9	5.4	2.4
Other	-	-	-	15.0	-
Adjusted (Loss) Earnings Before Interest and Income Taxes	$ (2.4)	$ (1.3)	$ (1.0)	$ 23.5	$ 7.3
Adjusted (Loss) Earnings Before Interest and Income Taxes as % of Revenues	*-1.8%*	*-1.0%*	*-0.6%*	*12.9%*	*4.4%*

	Specialty Components				
	Quarter Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Revenues	$ 108.6	$ 103.9	$ 115.2	$ 118.3	$ 114.3
Gross Profit	$ 38.8	$ 34.7	$ 41.6	$ 41.6	$ 38.5
Stock-Based Compensation Expense	0.2	0.1	0.2	0.1	0.1
Fixed Asset and Related Inventory Charges	-	-	-	-	-
Restructuring Charges	0.3	(0.7)	1.6	3.2	2.9
Production Transfers Costs	3.6	3.0	2.3	3.0	3.4
Other	-	-	-	-	-
Non-GAAP Gross Profit	$ 42.9	$ 37.1	$ 45.7	$ 47.9	$ 44.9
Non-GAAP Gross Profit as % of Revenues	*39.5%*	*35.7%*	*39.7%*	*40.5%*	*39.3%*
Research and Development Expenses	$ 7.2	$ 6.8	$ 6.8	$ 6.9	$ 7.3
Stock-Based Compensation Expense	-	(0.1)	-	-	(0.1)
Non-GAAP Research and Development Expenses	$ 7.2	$ 6.7	$ 6.8	$ 6.9	$ 7.2
Non-GAAP Research and Development Expenses as % of Revenues	*6.6%*	*6.4%*	*5.9%*	*5.8%*	*6.3%*
Selling and Administrative Expenses	$ 15.3	$ 15.1	$ 16.1	$ 16.4	$ 15.7
Stock-Based Compensation Expense	(0.5)	(0.4)	(0.3)	(0.4)	(0.3)
Intangibles Amortization Expense	(2.8)	(2.8)	(2.8)	(2.9)	(2.7)
Production Transfers Costs	-	-	-	-	-
Other	-	-	-	-	-
Non-GAAP Selling and Administrative Expenses	$ 12.0	$ 11.9	$ 13.0	$ 13.1	$ 12.7
Non-GAAP Selling and Administrative Expenses as % of Revenues	*11.0%*	*11.5%*	*11.3%*	*11.1%*	*11.1%*
Operating Expenses	$ 22.7	$ 21.9	$ 22.9	$ 23.3	$ 22.7
Stock-Based Compensation Expense	(0.5)	(0.5)	(0.3)	(0.4)	(0.4)
Intangibles Amortization Expense	(2.8)	(2.8)	(2.8)	(2.9)	(2.7)
Restructuring Charges	(0.2)	-	-	-	0.3
Production Transfers Costs	-	-	-	-	-
Other	-	-	-	-	-
Non-GAAP Operating Expenses	$ 19.2	$ 18.6	$ 19.8	$ 20.0	$ 19.9
Non-GAAP Operating Expenses as % of Revenues	*17.7%*	*17.9%*	*17.2%*	*16.9%*	*17.4%*
Operating (Loss) Earnings	$ 16.1	$ 12.8	$ 18.7	$ 18.3	$ 15.8
Other Expense (Income), net	(0.2)	0.1	0.2	(2.2)	1.0
(Loss) Earnings Before Interest and Income Taxes	16.3	12.7	18.5	20.5	14.8
Stock-Based Compensation Expense	0.7	0.6	0.5	0.5	0.5
Intangibles Amortization Expense	2.8	2.8	2.8	2.9	2.7
Fixed Asset and Related Inventory Charges	-	-	-	-	-
Restructuring Charges	0.5	(0.7)	1.6	3.2	2.6
Production Transfers Costs	3.6	3.0	2.3	3.0	3.4
Other	-	-	-	-	-
Adjusted (Loss) Earnings Before Interest and Income Taxes	$ 23.9	$ 18.4	$ 25.7	$ 30.1	$ 24.0
Adjusted (Loss) Earnings Before Interest and Income Taxes as % of Revenues	*22.0%*	*17.7%*	*22.3%*	*25.4%*	*21.0%*

knowles

8

Reconciliation of Segment EBIT to Consolidated Net Earnings 9 (in $ millions) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 (Loss) earnings before interest and income taxes Mobile Consumer Electronics (15.2)$ (12.0)$ (12.2)$ (21.7)$ (47.5)$ Specialty Components 16.3 12.7 18.5 20.5 14.8 Total segments 1.1 0.7 6.3 (1.2) (32.7) Corporate expense / other 13.8 10.6 7.5 12.9 11.3 Interest expense, net 3.1 2.4 2.1 2.0 1.8 Loss before income taxes (15.8) (12.3) (3.3) (16.1) (45.8) Provision (benefit from) for income taxes 0.3 3.5 (2.2) (1.5) 33.1 Net loss (16.1)$ (15.8)$ (1.1)$ (14.6)$ (78.9)$ Quarter Ended